UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Cheval Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	27-541-5063
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

3211 Ocean drive Vero Beach, FL	32963
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

50,000,000 Shares of Common Stock	OTC-BB

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box.   X .

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box        .

Securities Act registration statement file number to which this form relates:   333-168-165

Securities to be registered pursuant to Section 12(g) of the Act:

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

Common Stock, 100,000,000 Shares authorized, par value $0.0001

Item 2. Exhibits : ref Registration Statement SEC file # 333-168-165

None.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   Feb.10 , 2012

Cheval Resources Corp

       By:  /s/ Rory O'Dare
Rory O'Dare
Chief Executive Officer